EXHIBIT 99.1

FORM OF VOTING AGREEMENT

      THIS VOTING AGREEMENT (this “Agreement”) is entered into as of February 22, 2001 by and among EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust (“Equity Office”), EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (“EOP Partnership”),                  (such person, together with the other signatories hereto (other than Equity Office and EOP Partnership), individually and collectively, the “Spieker Securityholder”).

      WHEREAS, Equity Office, EOP Partnership, Spieker Properties, Inc., a Maryland corporation (“Spieker”), and Spieker Properties, L.P., a California limited partnership (“Spieker Partnership”), will enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which (i) Spieker Partnership will be merged with and into EOP Partnership (the “Partnership Merger”), with EOP Partnership as the survivor of the Partnership Merger, and (ii) Spieker will be merged with and into Equity Office (the “Merger” and, together with the Partnership Merger, the “Mergers”), with Equity Office as the survivor of the Merger (all capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

      WHEREAS, the Spieker Securityholder is the beneficial and record owner of issued and outstanding shares of common stock, par value $.0001 per share, of Spieker (such shares, together with any shares acquired hereafter, the “Spieker Common Shares”), as more particularly described on Schedule 1 hereto;

      WHEREAS, the Spieker Securityholder is the beneficial and record owner of options to purchase Spieker Common Shares (such options, together with any options acquired hereafter, the “Spieker Options”), as more particularly described on Schedule 1 hereto;

      WHEREAS, the Spieker Securityholder is the beneficial and record owner of issued and outstanding Partnership Units (as defined in the partnership agreement of Spieker Partnership) of Spieker Partnership, excluding all Partnership Units allocated to the Spieker Preferred OP Units (such Partnership Units, together with any units acquired hereafter, the “Spieker OP Units”), as more particularly described on Schedule 1 hereto; and

      WHEREAS, in accordance with the Recitals of the Merger Agreement, the Spieker Securityholder desires to execute and deliver this Agreement solely in his capacity as a holder of Spieker Common Shares and Spieker OP Units;

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, intending to be legally bound hereby, as follows:

SECTION 1.	Disposition of Spieker Common Shares and Spieker OP Units

      During the period from the date hereof through the earlier of (i) the date on which the Merger is consummated or (ii) the date on which the Merger Agreement is terminated according to its terms (such period hereinafter referred to as the “Term”), the Spieker Securityholder shall not, directly or indirectly, and shall cause each record holder not to, directly or indirectly, (a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any Spieker Common Shares, Spieker Options or Spieker OP Units (including, without limitation, any exercise of Spieker Options or redemption of Spieker OP Units for Spieker Common Shares pursuant to the partnership agreement of Spieker Partnership), (b) grant any proxies for any Spieker Common Shares or Spieker OP Units with respect to any matters described in paragraphs (a) or (b) of Section 2 hereof (other than a proxy directing the holder thereof to vote the Spieker Common Shares or the Spieker OP Units in a manner required by paragraphs (a) and (b) of Section 2 hereof), (c) deposit any Spieker Common Shares or Spieker OP Units into a voting trust or enter into a voting agreement with respect to any Spieker Common Shares or Spieker OP Units with respect to any of the matters described in paragraphs (a) or (b) of Section 2 hereof, or tender any Spieker Common Shares or Spieker OP Units in a transaction other than a transaction contemplated by the Merger Agreement, or (d) take any action which is intended to have the effect of preventing or disabling the Spieker Securityholder from performing his obligations under this Agreement; provided, however, that nothing herein shall prevent the sale, transfer, pledge, encumbrance, assignment or other disposition of any of such Spieker Common Shares or Spieker OP Units, provided that the purchaser, transferee, pledgee or assignee thereof agrees in writing, prior to such sale, transfer, pledge, encumbrance, assignment or other disposition, to be bound by the terms of this Agreement.

SECTION 2.  Voting

      (a)  During the Term, the Spieker Securityholder shall cast or cause to be cast all votes attributable to the Spieker Common Shares at any annual or special meeting of shareholders of Spieker, including any adjournments or postponements thereof, or in connection with any written consent or other vote of Spieker shareholders, (i) in favor of adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement and (ii) against approval or adoption of any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) made or taken in opposition to or in competition with the Merger.

      (b)  During the Term, the Spieker Securityholder shall cast or cause to be cast all votes attributable to the Spieker OP Units at any meeting of the partners of Spieker Partnership at which, and in connection with any written consent or other vote with respect to which, the Spieker Securityholder is entitled to vote, (i) in favor of adoption of the Merger Agreement and approval of the Mergers and the other transactions contemplated by the Merger Agreement and (ii) against approval or adoption of any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) made or taken in opposition to or in competition with the Merger or the Partnership Merger.

      (c)  The Spieker Securityholder will retain the right to vote his Spieker Common Shares and Spieker OP Units, in his sole discretion, on all matters other than those described in paragraphs (a) or (b) of this Section 2, and the Spieker Securityholder may grant proxies and enter into voting agreements or voting trusts for his Spieker Common Shares and Spieker OP Units in respect of such other matters.

SECTION 3.  Option Tender Offer

      The Spieker Securityholder shall duly and timely irrevocably tender and sell all of his Spieker Options to Equity Office under the tender offer to be made by Equity Office pursuant to Section 5.8(c) of the Merger Agreement.

SECTION 4.  Representations and Warranties of the Spieker Securityholder

      The Spieker Securityholder represents and warrants to Equity Office and EOP Partnership as follows:

(a) The Spieker Securityholder has the legal capacity to execute and deliver this Agreement and to perform his obligations hereunder.

(b) This Agreement has been duly executed and delivered by the Spieker Securityholder and constitutes a valid and binding obligation of the Spieker Securityholder enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity.

(c) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not conflict with or violate any court order, judgment or decree applicable to the Spieker Securityholder, or conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any contract or agreement to which the Spieker Securityholder is a party or by which the Spieker Securityholder is bound or affected, which conflict, violation, breach or default would materially and adversely affect the Spieker Securityholder’s ability to perform any of his obligations under this Agreement.

(d) Subject to any required filings under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Spieker Securityholder is not required to give any notice or make any report or other filing with any governmental authority in connection with the execution or delivery of this Agreement or the performance of the Spieker Securityholder’s obligations hereunder and no waiver, consent, approval or authorization of any governmental or regulatory authority or any other person or entity is required to be obtained by the Spieker Securityholder for the performance of the Spieker Securityholder’s obligations hereunder, other than where the failure to make such filings, give such notices or obtain such waivers, consents, approvals or authorizations would not materially and adversely affect the Spieker Securityholder’s ability to perform his obligations under this Agreement.

(e) The Spieker Common Shares, Spieker Options and Spieker OP Units set forth opposite the name of the Spieker Securityholder on Schedule 1 hereto are the only Spieker Common Shares, Spieker Options and Spieker OP Units owned beneficially or of record by the Spieker Securityholder or over which he exercises voting control.

SECTION 5.  Waiver of Dissenters Rights

      The Spieker Securityholder hereby waives any dissenters, appraisal or other similar rights that the Spieker Securityholder may have under applicable law (including, without limitation, under Section 15679.2 of the California Revised Uniform Limited Partnership Act, as amended) in connection with the Merger Agreement, the Mergers or the other transactions contemplated by the Merger Agreement.

SECTION 6.  Further Assurances

      During the Term, upon the request of Equity Office, execute and deliver such documents and take such actions as Equity Office may reasonably deem necessary to effectuate the purposes of this Agreement.

SECTION 7.  Descriptive Headings

      The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

SECTION 8.  Counterparts

      This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument.

SECTION 9.  Entire Agreement; Assignment

      This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof and (ii) shall not be assigned by the Spieker Securityholder, by operation of law or otherwise.

SECTION 10.	Governing Law; Consent to Jurisdiction; Waiver of Jury Trial

      (a)  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to the principles of conflicts of laws thereof.

      (b)  The Spieker Securityholder hereby submits and consents to non-exclusive personal jurisdiction in any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in a federal court located in the State of Maryland or in a Maryland state court. Any process, summons, notice or document delivered by mail to the address set forth on Schedule 1 hereto shall be effective service of process for any action, suit or proceeding in any Maryland state court or any federal court located in the State of

Maryland with respect to any matters to which the Spieker Securityholder has submitted to jurisdiction in this Section 10. The Spieker Securityholder irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in any Maryland state court or any federal court located in the State of Maryland, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. THE SPIEKER SECURITYHOLDER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

SECTION 11.  Specific Performance

      The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

SECTION 12.  Parties in Interest

      This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

SECTION 13.  Amendment; Waivers

      This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed by each of the parties hereto. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence thereto. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto, unless made in writing and signed by the party against whom enforcement of such waiver is sought, and then only to the extent expressly specified therein.

SECTION 14.  Capacity of Spieker Securityholder

      The Spieker Securityholder has executed this Agreement solely in his capacity as a securityholder of Spieker or Spieker Partnership and not in his capacity as an officer, director, employee or manager of Spieker or Spieker Partnership. Without limiting the foregoing, nothing in this Agreement shall limit or affect any actions taken by the Spieker Securityholder in his capacity as an officer, director, employee or manager of Spieker or Spieker Partnership in connection with the exercise of Spieker’s or Spieker Partnership’s rights under the Merger Agreement.

SECTION 15.  Termination

      This Agreement shall terminate immediately upon the earlier of (i) the date on which the Merger Agreement is terminated in accordance with its terms or (ii) the consummation of the Merger. None of the representations, warranties, covenants or agreements in this Agreement shall survive the termination of this Agreement; provided, however, that nothing contained herein shall release the Spieker Securityholder from any liability arising from any breach of any of his representations, warranties, covenants or agreements in this Agreement.

      (signatures appear on next page)

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Voting Agreement, or have caused this Voting Agreement to be duly executed and delivered in their names and on their behalf, as of the date first written above.

EQUITY OFFICE PROPERTIES TRUST

By:

Name:
Title:

EOP OPERATING LIMITED PARTNERSHIP

By:	Equity Office Properties Trust,

its general partner

By:

Name:
Title:

[Spieker Securityholder]

Schedule 1

	# of Spieker				Terms
Name of Record and	Common	# of Spieker	# of Spieker		of
Beneficial Owner	Shares	Options	OP Units	Pledgee	Pledge

TOTAL

      Any process, summons, notice or document delivered by mail pursuant to Section 10 hereof to the beneficial or record holder set forth on this Schedule 1, shall be delivered to:

Spieker Properties, Inc.
2180 Sand Hill Road
Menlo Park, CA 94025

Attention:	Craig G. Vought, Co-Chief Executive Officer Sara R. Steppe, Senior Vice President, General Counsel

Tel:  (650) 854-5600
Fax:  (650) 233-3838

With a copy to:

Sullivan & Cromwell
1888 Century Park East
Los Angeles, CA 90067-1725
Attention: Alison S. Ressler, Esq.
Tel:  (310) 712-6600
Fax:  (310) 712-8800